UNITED STATES BANKRUPTCY COURT
DISTRICT OF DELAWARE

In re: Buffets Holdings, Inc. et al	Case No. 08-10141
Reporting Period: 11/20/08 - 12/17/08

Operating Report/Period Beginning November 20, 2008 and Ending December 17, 2008
File with Court and submit copy to United States Trustee within 20 days after end of month.

Submit copy of report to any official committee appointed in the case.

		Document	Explanation	Affidavit/Supplement
REQUIRED DOCUMENTS	Form No.	Attached	Attached	Attached
Schedule of Cash Receipts and Disbursements	MOR-1	Yes	N/A	N/A
Bank Reconciliation (or copies of debtor's bank reconciliations)	MOR-1a	Yes	N/A	N/A
Schedule of Professional Fees Paid	MOR-1b	Yes	N/A	N/A
Copies of bank statements		N/A	N/A	N/A
Cash disbursements journals		N/A	N/A	N/A
Statement of Operations	MOR-2	Yes	N/A	N/A
Balance Sheet	MOR-3	Yes	N/A	N/A
Status of Postpetition Taxes	MOR-4	Yes	N/A	N/A
Copies of IRS Form 6123 or payment receipt		N/A	N/A	N/A
Copies of tax returns filed during reporting period		N/A	N/A	N/A
Summary of Unpaid Postpetition Debts	MOR-4	Yes	N/A	N/A
Listing of aged accounts payable	MOR-4	Yes	N/A	N/A
Accounts Receivable Reconciliation and Aging	MOR-5	Yes	N/A	N/A
Debtor Questionnaire	MOR-5	Yes	N/A	N/A

I declare under penalty of perjury (28 U.S.C. Section 1746) that this report and the attached documents are true and correct to the best of my knowledge and belief.

1/12/2009
Signature of Authorized Individual*	Date

A. Keith Wall	CFO
Printed Name of Authorized Individual	Title of Authorized Individual

*Authorized individual must be an officer, director or shareholder if debtor is a corporation; a partner if debtor is a partnership; a manager or member if debtor is a limited liability company.

In re: Buffets Holdings, Inc. et al	Case No. 08-10141
Debtor	Reporting Period:	11/20/08 - 12/17/08

SCHEDULE OF CASH RECEIPTS AND DISBURSEMENTS (MOR-1)

Per agreement with the U.S. Trustee, the Debtor has provided weekly cash flow information, on a consolidated basis.

Buffet Inc.
Cash Flow ($000)

	Week 1 Ended	Week 2 Ended	Week 3 Ended	Week 4 Ended	Total
	26-Nov	3-Dec	10-Dec	17-Dec	Period 6

Cash Receipts (inc Sales tax)
Cash Receipts	$15,224	$16,538	$16,108	$15,643	$63,513
Credit Card	10,358	12,064	9,794	10,001	42,217
	25,582	28,602	25,902	25,644	105,730
Receipts
(Gift Card Usage)	60	100	340	768	1,268
Rebates, Other	150	79	139	123	491
Total Cash Receipts	25,792	28,781	26,381	26,535	107,489

Operating Disbursements
A/P
Check	3,413	1,039	630	1,725	6,807
EFT	20,489	7,848	17,157	7,939	53,433
Change in Trade Terms	(407)	(2,073)	(1,038)	(283)	(3,801)

Payroll	9,334	6,164	8,645	6,866	31,009
Rent (Cash Occupancy)	1,230	6,831	-	-	8,061
Sales Tax	7,287	397	160	224	8,068
Other Operating	-	-	-	-	-
Total Operating Disbursements	41,346	20,206	25,554	16,471	103,577
Net Operating Cash Flows	(15,554)	8,575	827	10,064	3,912

Non-Operating Disb/(Receipts)
Income Tax	-	-	-	-	-
Total CapEx	896	380	492	473	2,241
Professional Fees, inc. Holdbacks	375	555	521	-	1,451
Closed Restaurant Costs	-	-	-	-	-
Deposits (Utility)	-	-	-	-	-
Other	(1)	(19)	-	-	(20)
Cash (Proceeds) from Asset Sales	-	-	-	-	-
Total Non-Operating Disbursements	1,270	916	1,013	473	3,672

Financing Payments
Interest Expense	70	789	-	-	859
Interest (Income)	(12)	(5)	-	-	(17)
DIP Fees / Other	-	200	-	2,186	2,386
Principal Payments	-	-	-	7,099	7,099
Total Financing Disbursements	58	984	-	9,285	10,327

Total Net Disbursements	42,674	22,106	26,567	26,229	117,576

Net Cash Receipts (Disbursements)	(16,882)	6,675	(186)	306	(10,087)

            THE FOLLOWING SECTION MUST BE COMPLETED

DISBURSEMENTS FOR CALCULATING U.S. TRUSTEE QUARTERLY FEES:

Per agreement with the U.S. Trustee, the Debtor will calculate the Trustee Fee on a per legal entity basis by allocating consolidated disbursements above, based on the percentage of total expenses per the Income Statement applicable to each legal entity.

	BUFFETS RESTAURANTS HOLDINGS. INC.	BUFFETS INC.	BUFFETS LEASING	BUFFETS HOLDING	OCB REST CO	OCB REST LEASING	HOMETOWN BUFFET
Allocation %	0.00%	16.90%	0.06%	0.00%	31.55%	0.33%	11.76%
Total Disbursements	-	19,871,434	75,717	-	37,094,294	382,659	13,826,437

	HTB LEASING CO	RYAN'S INC.	RYAN'S LEASING	RYAN'S MGMT	FIRE MTN INC.	FIRE MTN LEASING	FIRE MTN MGMT
Allocation %	0.09%	1.66%	0.00%	0.12%	32.78%	0.00%	3.08%
Total Disbursements	102,595	1,948,577	-	142,702	38,541,086	-	3,615,725

	BIG R PROCURE	TAHOE JOE'S	THJ LEASING	OCB PURCHASING	BUFFETS FRANCHISE	CONSOLIDATED
Allocation %	0.00%	1.61%	0.01%	0.06%	0.00%	100.00%
Total Disbursements	-	1,891,962	13,584	68,009	-	117,576,000

In re: Buffets Holdings, Inc. et al	Case No. 08-10141
Debtor	Reporting Period: 11/20/08 - 12/17/08

BANK RECONCILIATIONS (MOR-1a)

	100 BUFFETS, INC.	101 BUFFETS LEASING COMPANY	150 BUFFETS HOLDINGS, INC	200 OCB RESTAURANT COMPANY, LLC	201 OCB LEASING COMPANY, LLC	250 HOMETOWN BUFFET, INC.	251 HOMETOWN LEASING COMPANY	256 TAHOE JOE'S, INC.	257 TAHOE JOES LEASING COMPANY
CASH ON HAND - DRAWER	43,295	-	-	510,276	-	219,057	-	26,600	-
TOTAL DEPOSITORY ACCOUNT	(23,926,542)	-	-	14,259,645	-	7,049,111	-	59,028	-
DEPOSITORY ACCOUNT	-	-	-	22,471	-	1,978	-	-	-
DEPOSITORY - NATIONAL CITY BANK - CO. 200	-	-	-	-	-	-	-	-	-
DEPOSITORY - REGIONS BANK	-	-	-	811	-	-	-	-	-
DEPOSITORY - HSBC BANK	-	-	-	-	-	-	-	-	-
DEPOSITORY - US BANK - CO. 250	(270)	-	-	-	-	420,160	-	-	-
DEPOSITORY - BANK OF AMERICA EAST	-	-	-	746,649	-	42,518	-	-	-
DEPOSITORY - NATIONAL CITY BANK - MI	-	-	-	-	-	-	-	-	-
DEPOSITORY - 5TH THIRD BANK	-	-	-	176,861	-	-	-	-	-
DEPOSITORY - US BANK - CO. 200	-	-	-	171,978	-	-	-	-	-
DEPOSITORY - WACHOVIA - CO. 200	-	-	-	27,545	-	-	-	-	-
DEPOSITORY - US BANK - CO.100	14,204	-	-	-	-	-	-	-	-
DEPOSITORY - WELLS FARGO - CO. 200	-	-	-	66,759	-	-	-	59,028	-
DEPOSITORY - NATIONAL CITY BANK - PA	-	-	-	64,987	-	-	-	-	-
DEPOSITORY - NATIONAL CITY BANK - OH	-	-	-	-	-	19,947	-	-	-
DEPOSITORY - WELLS FARGO - CO. 100	14,817	-	-	-	-	-	-	-	-
DEPOSITORY - KEY BANK	-	-	-	20,379	-	-	-	-	-
DEPOSITORY - CHEMUNG CANAL TRUST COMPANY	-	-	-	11,721	-	-	-	-	-
DEPOSITORY - WELLS FARGO CO. 250	-	-	-	-	-	52,234	-	-	-
DEPOSITORY - BANK NORTH	-	-	-	8,075	-	-	-	-	-
DEPOSITORY - ASSOCIATED BANK	-	-	-	7,701	-	-	-	-	-
DEPOSITORY - FIFTH THIRD (BRINKS)	(23,955,293)	-	-	12,933,706	-	6,512,275	-	-	-
DEPOSITORY - BANK OF AMERICA #1 - RYAN'S	-	-	-	-	-	-	-	-	-
DEPOSITORY - US BANK - RYAN'S	-	-	-	-	-	-	-	-	-
DEPOSITORY - BB&T	-	-	-	-	-	-	-	-	-
DEPOSITORY - SUNTRUST	-	-	-	-	-	-	-	-	-
DEPOSITORY - WELLS FARGO - RYAN'S	-	-	-	-	-	-	-	-	-
DEPOSITORY - HIBERNIA/CAPITAL ONE	-	-	-	-	-	-	-	-	-
DEPOSITORY - WACHOVIA - RYAN'S	-	-	-	-	-	-	-	-	-
DEPOSITORY - COMPASS	-	-	-	-	-	-	-	-	-
DEPOSITORY - AMSOUTH	-	-	-	-	-	-	-	-	-
DEPOSITORY - FIRST CITIZENS	-	-	-	-	-	-	-	-	-
DEPOSITORY - JPMORGAN CHASE	-	-	-	-	-	-	-	-	-
DEPOSITORY - M&T BANK	-	-	-	-	-	-	-	-	-
DEPOSITORY - NATIONAL CITY - IL	-	-	-	-	-	-	-	-	-
DEPOSITORY - FIRST COMMONWEALTH	-	-	-	-	-	-	-	-	-
DEPOSITORY - FIRST MIDWEST	-	-	-	-	-	-	-	-	-
DEPOSITORY - FIFTH THIRD	-	-	-	-	-	-	-	-	-
DEPOSITORY - FIRST NATNL BANK OF PA	-	-	-	-	-	-	-	-	-
TEMPORARY INVESTMENTS	1,000,000	-	-	-	-	-	-	-	-
CASH	17,403,341	-	34,850	-	-	-	-	-	-
CASH - US BANK	18,220,081	-	34,850	-	-	-	-	-	-
CASH - US BANK - A/P	(1,255,981)	-	-	-	-	-	-	-	-
CASH - WELLS FARGO - SLB	45,616	-	-	-	-	-	-	-	-
CASH - US BANK - CREDIT CARD	1,018,594	-	-	-	-	-	-	-	-
CASH - 5TH THIRD - CREDIT CARD CLEARING	-	-	-	-	-	-	-	-	-
CASH - CAPITAL ONE - PCARD CLEARING	47,054	-	-	-	-	-	-	-	-
CASH - US BANK - FRANCHISE HOLDINGS	-	-	-	-	-	-	-	-	-
CASH - US BANK - FRANCHISE GIFT CARD SETTLEMENT	11,004	-	-	-	-	-	-	-	-
CASH - US BANK - PAYROLL	(693,341)	-	-	-	-	-	-	-	-
CASH - WACHOVIA - PAYROLL	-	-	-	-	-	-	-	-	-
CASH - US BANK - RYAN'S PAYROLL	-	-	-	-	-	-	-	-	-
CASH - FIFTH THIRD BANK - NSF	10,315	-	-	-	-	-	-	-	-
TOTAL CASH & CASH EQUIVALENTS	(5,479,906)	-	34,850	14,769,921	-	7,268,168	-	85,628	-

RESTRICTED CASH	2,099,806	-	-	-	-	-	-	-	-
RESTRICTED CASH - DEPOSITS	1,862,306	-	-	-	-	-	-	-	-
RESTRICTED CASH - ESCROW DEPOSITS	237,500	-	-	-	-	-	-	-	-

	450 BUFFETS FRANCHISE HOLDINGS, LL	610 RYAN'S RESTAURANT GROUP, INC.	611 RYAN'S RESTAURANT LEASING COMP	615 RYAN'S RESTAURANT MANAGEMENT G	620 FIRE MOUNTAIN RESTAURANTS, LLC	621 FIRE MOUNTAIN LEASING COMPANY,	625 FIRE MOUNTAIN MANAGEMENT GROUP	630 BIG R PROCUREMENT, LLC	800 OCB PURCHASING CO	155 BUFFETS RESTAURANTS HOLDINGS,	Total
CASH ON HAND - DRAWER	-	20,000	-	-	555,359	-	-	-	-	-	1,374,587
TOTAL DEPOSITORY ACCOUNT	-	80,252	-	-	7,214,935	-	-	-	-	-	4,736,428
DEPOSITORY ACCOUNT	-	-	-	-	3,551	-	-	-	-	-	28,000
DEPOSITORY - NATIONAL CITY BANK - CO. 200	-	-	-	-	-	-	-	-	-	-	-
DEPOSITORY - REGIONS BANK	-	-	-	-	155,266	-	-	-	-	-	156,077
DEPOSITORY - HSBC BANK	-	-	-	-	-	-	-	-	-	-	-
DEPOSITORY - US BANK - CO. 250	-	-	-	-	-	-	-	-	-	-	419,890
DEPOSITORY - BANK OF AMERICA EAST	-	-	-	-	-	-	-	-	-	-	789,167
DEPOSITORY - NATIONAL CITY BANK - MI	-	-	-	-	-	-	-	-	-	-	-
DEPOSITORY - 5TH THIRD BANK	-	-	-	-	49,574	-	-	-	-	-	226,435
DEPOSITORY - US BANK - CO. 200	-	-	-	-	-	-	-	-	-	-	171,978
DEPOSITORY - WACHOVIA - CO. 200	-	-	-	-	-	-	-	-	-	-	27,545
DEPOSITORY - US BANK - CO.100	-	-	-	-	-	-	-	-	-	-	14,204
DEPOSITORY - WELLS FARGO - CO. 200	-	-	-	-	-	-	-	-	-	-	125,787
DEPOSITORY - NATIONAL CITY BANK - PA	-	-	-	-	-	-	-	-	-	-	64,987
DEPOSITORY - NATIONAL CITY BANK - OH	-	-	-	-	-	-	-	-	-	-	19,947
DEPOSITORY - WELLS FARGO - CO. 100	-	-	-	-	-	-	-	-	-	-	14,817
DEPOSITORY - KEY BANK	-	-	-	-	-	-	-	-	-	-	20,379
DEPOSITORY - CHEMUNG CANAL TRUST COMPANY	-	-	-	-	-	-	-	-	-	-	11,721
DEPOSITORY - WELLS FARGO CO. 250	-	-	-	-	-	-	-	-	-	-	52,234
DEPOSITORY - BANK NORTH	-	-	-	-	-	-	-	-	-	-	8,075
DEPOSITORY - ASSOCIATED BANK	-	-	-	-	-	-	-	-	-	-	7,701
DEPOSITORY - FIFTH THIRD (BRINKS)	-	-	-	-	5,783,221	-	-	-	-	-	1,273,908
DEPOSITORY - BANK OF AMERICA #1 - RYAN'S	-	29,825	-	-	416,894	-	-	-	-	-	446,719
DEPOSITORY - US BANK - RYAN'S	-	10,047	-	-	79,969	-	-	-	-	-	90,017
DEPOSITORY - BB&T	-	-	-	-	57,384	-	-	-	-	-	57,384
DEPOSITORY - SUNTRUST	-	-	-	-	40,807	-	-	-	-	-	40,807
DEPOSITORY - WELLS FARGO - RYAN'S	-	5,459	-	-	23,485	-	-	-	-	-	28,944
DEPOSITORY - HIBERNIA/CAPITAL ONE	-	-	-	-	58,558	-	-	-	-	-	58,558
DEPOSITORY - WACHOVIA - RYAN'S	-	-	-	-	284,043	-	-	-	-	-	284,043
DEPOSITORY - COMPASS	-	-	-	-	16,282	-	-	-	-	-	16,282
DEPOSITORY - AMSOUTH	-	-	-	-	57,128	-	-	-	-	-	57,128
DEPOSITORY - FIRST CITIZENS	-	-	-	-	27,271	-	-	-	-	-	27,271
DEPOSITORY - JPMORGAN CHASE	-	14,895	-	-	88,818	-	-	-	-	-	103,713
DEPOSITORY - M&T BANK	-	-	-	-	15,068	-	-	-	-	-	15,068
DEPOSITORY - NATIONAL CITY - IL	-	-	-	-	38,769	-	-	-	-	-	38,769
DEPOSITORY - FIRST COMMONWEALTH	-	-	-	-	18	-	-	-	-	-	18
DEPOSITORY - FIRST MIDWEST	-	14,669	-	-	-	-	-	-	-	-	14,669
DEPOSITORY - FIFTH THIRD	-	5,356	-	-	-	-	-	-	-	-	5,356
DEPOSITORY - FIRST NATNL BANK OF PA	-	-	-	-	18,830	-	-	-	-	-	18,830
TEMPORARY INVESTMENTS	-	-	-	-	-	-	-	-	-	-	1,000,000
CASH	249,379	1,186,248	-	-	-	-	-	-	-	-	18,873,819
CASH - US BANK	-	-	-	-	-	-	-	-	-	-	18,254,931
CASH - US BANK - A/P	-	-	-	-	-	-	-	-	-	-	(1,255,981)
CASH - WELLS FARGO - SLB	-	-	-	-	-	-	-	-	-	-	45,616
CASH - US BANK - CREDIT CARD	-	-	-	-	-	-	-	-	-	-	1,018,594
CASH - 5TH THIRD - CREDIT CARD CLEARING	-	25,462	-	-	-	-	-	-	-	-	25,462
CASH - CAPITAL ONE - PCARD CLEARING	-	-	-	-	-	-	-	-	-	-	47,054
CASH - US BANK - FRANCHISE HOLDINGS	249,379	-	-	-	-	-	-	-	-	-	249,379
CASH - US BANK - FRANCHISE GIFT CARD SETTLEMENT	-	-	-	-	-	-	-	-	-	-	11,004
CASH - US BANK - PAYROLL	-	-	-	-	-	-	-	-	-	-	(693,341)
CASH - WACHOVIA - PAYROLL	-	1,316,736	-	-	-	-	-	-	-	-	1,316,736
CASH - US BANK - RYAN'S PAYROLL	-	(155,949)	-	-	-	-	-	-	-	-	(155,949)
CASH - FIFTH THIRD BANK - NSF	-	-	-	-	-	-	-	-	-	-	10,315
TOTAL CASH & CASH EQUIVALENTS	249,379	1,286,500	-	-	7,770,294	-	-	-	-	-	25,984,834

RESTRICTED CASH	-	-	-	-	-	-	-	-	-	-	2,099,806
RESTRICTED CASH - DEPOSITS	-	-	-	-	-	-	-	-	-	-	1,862,306
RESTRICTED CASH - ESCROW DEPOSITS	-	-	-	-	-	-	-	-	-	-	237,500

Certain of the cash accounts indicate negative balances because such accounts are controlled disbursement accounts and are not funded until checks are presented for payment.

I hereby certify that the cash accounts of the debtor and all affiliated debtors are reconciled on a regular and timely basis.

A. Keith Wall, CFO

In re: Buffets Holdings, Inc. et al	Case No. 08-10141
Debtor	Reporting Period: 11/20/08 - 12/17/08

SCHEDULE OF PROFESSIONAL FEES AND EXPENSES PAID (MOR 1-b)
This schedule is to include all retained professional payments from case inception to current month.

				Amount		Check		Amount Paid
Payee	Service Received	Retained by	Period Covered	Approved	Payor	Number	Date	Fees	Expenses
Deloitte & Touche LLP (Audit)	Audit	Buffets, Inc.	02/22/08-03/31/08	147,421.50	Buffets, Inc	20499753	06/03/08	147,421.50
Deloitte & Touche LLP (Audit)	Audit	Buffets, Inc.	04/01/08-04/30/08	27,625.32	Buffets, Inc	20500998	06/17/08	27,579.84	45.48
Deloitte & Touche LLP (Audit)	Audit	Buffets, Inc.	04/01/08-04/30/08	6,894.96	Buffets, Inc	20505075	07/16/08	6,894.96
Deloitte & Touche LLP (Audit)	Audit	Buffets, Inc.	02/22/08-03/31/08	36,847.90	Buffets, Inc	20505076	07/16/08	36,818.00	29.90
Deloitte & Touche LLP (Audit)	Audit	Buffets, Inc.	05/01/08-05/31/08	114,119.16	Buffets, Inc	20506459	07/18/08	114,092.80	26.36
Deloitte & Touche LLP (Audit)	Audit	Buffets, Inc.	06/01/08-06/30/08	85,005.47	Buffets, Inc	20514454	09/10/08	84,705.28	300.19
Deloitte & Touche LLP (Audit)	Audit	Buffets, Inc.	07/01/08-07/31/08	63,208.83	Buffets, Inc	20518627	10/03/08	63,104.96	103.87
Deloitte & Touche LLP (Audit)	Audit	Buffets, Inc.	05/01/08-05/31/08	28,523.20	Buffets, Inc	20521843	10/30/08	28,523.20
Deloitte & Touche LLP (Audit)	Audit	Buffets, Inc.	06/01/08-06/30/08	21,176.32	Buffets, Inc	20521844	10/30/08	21,176.32
Deloitte & Touche LLP (Audit)	Audit	Buffets, Inc.	07/01/08-07/31/08	15,776.24	Buffets, Inc	20521845	10/30/08	15,776.24

FTI Consulting, Inc.	Advisor - Financial	Unsecured Creditor Committee	01/29/08-02/29/08	176,634.87	Buffets, Inc	10024331	06/05/08	175,483.87	1,151.00
FTI Consulting, Inc.	Advisor - Financial	Unsecured Creditor Committee	03/01/08-03/31/08	166,320.90	Buffets, Inc	113155	06/18/08	160,000.00	6,320.90
FTI Consulting, Inc.	Advisor - Financial	Unsecured Creditor Committee	04/01/08-04/30/08	160,209.23	Buffets, Inc	113155	06/18/08	160,000.00	209.23
FTI Consulting, Inc.	Advisor - Financial	Unsecured Creditor Committee	05/01/08-05/31/08	160,082.54	Buffets, Inc	113528	07/10/08	160,000.00	82.54
FTI Consulting, Inc.	Advisor - Financial	Unsecured Creditor Committee	01/29/08-02/29/08	43,870.97	Buffets, Inc	20505077	07/16/08	43,870.97
FTI Consulting, Inc.	Advisor - Financial	Unsecured Creditor Committee	03/01/08-04/30/08	80,000.00	Buffets, Inc	20505078	07/16/08	80,000.00
FTI Consulting, Inc.	Advisor - Financial	Unsecured Creditor Committee	06/01/08-06/30/08	160,876.60	Buffets, Inc	20514393	09/05/08	160,000.00	876.60
FTI Consulting, Inc.	Advisor - Financial	Unsecured Creditor Committee	07/01/08-07/31/08	160,330.35	Buffets, Inc	20517739	09/26/08	160,000.00	330.35
FTI Consulting, Inc.	Advisor - Financial	Unsecured Creditor Committee	05/01/08-05/31/08	40,000.00	Buffets, Inc	20521846	10/30/08	40,000.00
FTI Consulting, Inc.	Advisor - Financial	Unsecured Creditor Committee	06/01/08-06/30/08	40,000.00	Buffets, Inc	20521847	10/30/08	40,000.00
FTI Consulting, Inc.	Advisor - Financial	Unsecured Creditor Committee	07/01/08-07/31/08	40,000.00	Buffets, Inc	20521848	10/30/08	40,000.00
FTI Consulting, Inc.	Advisor - Financial	Unsecured Creditor Committee	08/01/08-08/31/08	160,070.75	Buffets, Inc	20522673	11/03/08	160,000.00	70.75
FTI Consulting, Inc.	Advisor - Financial	Unsecured Creditor Committee	09/01/08-09/30/08	162,304.16	Buffets, Inc	20527172	12/05/08	160,000.00	2,304.16

Houlihan Lokey Howard & Zukin Capital, Inc.	Advisor - Financial	Buffets, Inc.	01/29/08-02/29/08	142,952.71	Buffets, Inc	112719	05/06/08	139,354.84	3,597.87
Houlihan Lokey Howard & Zukin Capital, Inc.	Advisor - Financial	Buffets, Inc.	03/01/08-03/31/08	132,903.00	Buffets, Inc	113075	06/10/08	120,000.00	12,903.00
Houlihan Lokey Howard & Zukin Capital, Inc.	Advisor - Financial	Buffets, Inc.	01/29/08-02/29/08	34,838.71	Buffets, Inc	20505079	07/16/08	34,838.71
Houlihan Lokey Howard & Zukin Capital, Inc.	Advisor - Financial	Buffets, Inc.	03/01/08-03/31/08	30,000.00	Buffets, Inc	20505080	07/16/08	30,000.00
Houlihan Lokey Howard & Zukin Capital, Inc.	Advisor - Financial	Buffets, Inc.	04/01/08-04/30/08	122,120.16	Buffets, Inc	20507856	07/25/08	120,000.00	2,120.16
Houlihan Lokey Howard & Zukin Capital, Inc.	Advisor - Financial	Buffets, Inc.	05/01/08-05/31/08	132,623.32	Buffets, Inc	20515021	09/17/08	120,000.00	12,623.32
Houlihan Lokey Howard & Zukin Capital, Inc.	Advisor - Financial	Buffets, Inc.	06/01/08-06/30/08	136,769.64	Buffets, Inc	20518648	10/06/08	120,000.00	16,769.64
Houlihan Lokey Howard & Zukin Capital, Inc.	Advisor - Financial	Buffets, Inc.	07/01/08-07/31/08	122,355.86	Buffets, Inc	20518661	10/07/08	120,000.00	2,355.86
Houlihan Lokey Howard & Zukin Capital, Inc.	Advisor - Financial	Buffets, Inc.	04/01/08-04/30/08	30,000.00	Buffets, Inc	20521849	10/30/08	30,000.00
Houlihan Lokey Howard & Zukin Capital, Inc.	Advisor - Financial	Buffets, Inc.	05/01/08-05/31/08	30,000.00	Buffets, Inc	20521850	10/30/08	30,000.00
Houlihan Lokey Howard & Zukin Capital, Inc.	Advisor - Financial	Buffets, Inc.	06/01/08-06/30/08	30,000.00	Buffets, Inc	20521851	10/30/08	30,000.00
Houlihan Lokey Howard & Zukin Capital, Inc.	Advisor - Financial	Buffets, Inc.	07/01/08-07/31/08	30,000.00	Buffets, Inc	20521852	10/30/08	30,000.00

Huntley Mullaney Spargo & Sullivan, LLC	Advisor - Real Estate Matters	Buffets, Inc.	01/22/08-01/31/08	3,225.81	Buffets, Inc	20491847	04/11/08	3,225.81
Huntley Mullaney Spargo & Sullivan, LLC	Advisor - Real Estate Matters	Buffets, Inc.	02/01/08-02/29/08	11,071.13	Buffets, Inc	20491847	04/11/08	10,000.00	1,071.13
Huntley Mullaney Spargo & Sullivan, LLC	Advisor - Real Estate Matters	Buffets, Inc.	03/01/08-03/31/08	10,678.61	Buffets, Inc	20501500	06/24/08	8,000.00	2,678.61
Huntley Mullaney Spargo & Sullivan, LLC	Advisor - Real Estate Matters	Buffets, Inc.	03/01/08-03/31/08	13,122.26	Buffets, Inc	20501500	06/24/08	8,000.00	5,122.26
Huntley Mullaney Spargo & Sullivan, LLC	Advisor - Real Estate Matters	Buffets, Inc.	03/01/08-04/30/08	4,000.00	Buffets, Inc	20505081	07/16/08	4,000.00
Huntley Mullaney Spargo & Sullivan, LLC	Advisor - Real Estate Matters	Buffets, Inc.	05/01/08-05/31/08	11,731.92	Buffets, Inc	20511087	08/19/08	8,000.00	3,731.92
Huntley Mullaney Spargo & Sullivan, LLC	Advisor - Real Estate Matters	Buffets, Inc.	06/01/08-06/30/08	8,460.25	Buffets, Inc	20511087	08/19/08	8,000.00	460.25
Huntley Mullaney Spargo & Sullivan, LLC	Advisor - Real Estate Matters	Buffets, Inc.	05/01/08-06/30/08	4,000.00	Buffets, Inc	20521853	10/30/08	4,000.00
Huntley Mullaney Spargo & Sullivan, LLC	Advisor - Real Estate Matters	Buffets, Inc.	07/01/08-07/31/08	9,054.29	Buffets, Inc	20525869	11/24/08	8,000.00	1,054.29
Huntley Mullaney Spargo & Sullivan, LLC	Advisor - Real Estate Matters	Buffets, Inc.	08/01/08-08/31/08	8,358.78	Buffets, Inc	20525869	11/24/08	8,000.00	358.78
Huntley Mullaney Spargo & Sullivan, LLC	Advisor - Real Estate Matters	Buffets, Inc.	09/01/08-09/30/08	8,275.66	Buffets, Inc	20525869	11/24/08	8,000.00	275.66

JH Chapman Group LLC	Advisor - Tahoe Joe's Sale	Buffets, Inc.	01/29/08-02/29/08	36,020.98	Buffets, Inc	20495595	05/07/08	36,000.00	20.98
JH Chapman Group LLC	Advisor - Tahoe Joe's Sale	Buffets, Inc.	03/01/08-03/31/08	21,569.41	Buffets, Inc	20496875	05/21/08	16,000.00	5,569.41
JH Chapman Group LLC	Advisor - Tahoe Joe's Sale	Buffets, Inc.	04/01/08-04/30/08	16,022.44	Buffets, Inc	20503928	07/01/08	16,000.00	22.44
JH Chapman Group LLC	Advisor - Tahoe Joe's Sale	Buffets, Inc.	05/01/08-05/31/08	18,000.00	Buffets, Inc	20504543	07/07/08	18,000.00
JH Chapman Group LLC	Advisor - Tahoe Joe's Sale	Buffets, Inc.	04/01/08-04/30/08	4,000.00	Buffets, Inc	20505082	07/16/08	4,000.00
JH Chapman Group LLC	Advisor - Tahoe Joe's Sale	Buffets, Inc.	01/29/08-02/29/08	9,000.00	Buffets, Inc	20505083	07/16/08	9,000.00
JH Chapman Group LLC	Advisor - Tahoe Joe's Sale	Buffets, Inc.	03/01/08-03/31/08	4,000.00	Buffets, Inc	20505084	07/16/08	4,000.00
JH Chapman Group LLC	Advisor - Tahoe Joe's Sale	Buffets, Inc.	06/01/08-06/30/08	16,000.00	Buffets, Inc	20510340	08/11/08	16,000.00
JH Chapman Group LLC	Advisor - Tahoe Joe's Sale	Buffets, Inc.	07/01/08-07/31/08	16,000.00	Buffets, Inc	20514456	09/11/08	16,000.00
JH Chapman Group LLC	Advisor - Tahoe Joe's Sale	Buffets, Inc.	08/01/08-08/31/08	16,000.00	Buffets, Inc	20518663	10/07/08	16,000.00
JH Chapman Group LLC	Advisor - Tahoe Joe's Sale	Buffets, Inc.	05/01/08-05/31/08	2,000.00	Buffets, Inc	20505082	10/30/08	2,000.00
JH Chapman Group LLC	Advisor - Tahoe Joe's Sale	Buffets, Inc.	06/01/08-06/30/08	4,000.00	Buffets, Inc	20505082	10/30/08	4,000.00
JH Chapman Group LLC	Advisor - Tahoe Joe's Sale	Buffets, Inc.	07/01/08-07/31/08	4,000.00	Buffets, Inc	20505082	10/30/08	4,000.00
JH Chapman Group LLC	Advisor - Tahoe Joe's Sale	Buffets, Inc.	09/01/08-09/30/08	16,000.00	Buffets, Inc	20523627	11/17/08	16,000.00

Kroll Zolfo Cooper LLC	Advisor - Restructure	Buffets, Inc.	01/22/08-02/29/08	525,097.46	Buffets, Inc	112323	04/21/08	479,948.40	45,149.06
Kroll Zolfo Cooper LLC	Advisor - Restructure	Buffets, Inc.	03/01/08-03/31/08	150,000.00	Buffets, Inc	113171	06/19/08	150,000.00
Kroll Zolfo Cooper LLC	Advisor - Restructure	Buffets, Inc.	03/01/08-03/31/08	201,734.94	Buffets, Inc	113319	06/26/08	160,837.60	40,897.34
Kroll Zolfo Cooper LLC	Advisor - Restructure	Buffets, Inc.	04/01/08-04/30/08	351,637.00	Buffets, Inc	20503917	06/30/08	312,700.80	38,936.20
Kroll Zolfo Cooper LLC	Advisor - Restructure	Buffets, Inc.	01/29/08-02/29/08	119,987.10	Buffets, Inc	20505085	07/16/08	119,987.10
Kroll Zolfo Cooper LLC	Advisor - Restructure	Buffets, Inc.	03/01/08-03/31/08	77,709.40	Buffets, Inc	20505086	07/16/08	77,709.40
Kroll Zolfo Cooper LLC	Advisor - Restructure	Buffets, Inc.	04/01/08-04/30/08	78,175.20	Buffets, Inc	20505087	07/16/08	78,175.20
Kroll Zolfo Cooper LLC	Advisor - Restructure	Buffets, Inc.	05/01/08-05/31/08	301,294.20	Buffets, Inc	20511470	08/27/08	265,635.20	35,659.00
Kroll Zolfo Cooper LLC	Advisor - Restructure	Buffets, Inc.	06/01/08-06/30/08	342,209.15	Buffets, Inc	20515024	09/18/08	296,069.20	46,139.95
Kroll Zolfo Cooper LLC	Advisor - Restructure	Buffets, Inc.	07/01/08-07/31/08	358,042.16	Buffets, Inc	20515684	09/24/08	318,306.40	39,735.76
Kroll Zolfo Cooper LLC	Advisor - Restructure	Buffets, Inc.	05/01/08-05/31/08	66,408.80	Buffets, Inc	20521857	10/30/08	66,408.80
Kroll Zolfo Cooper LLC	Advisor - Restructure	Buffets, Inc.	06/01/08-06/30/08	74,017.30	Buffets, Inc	20521858	10/30/08	74,017.30
Kroll Zolfo Cooper LLC	Advisor - Restructure	Buffets, Inc.	07/01/08-07/31/08	79,576.60	Buffets, Inc	20521859	10/30/08	79,576.60
Kroll Zolfo Cooper LLC	Advisor - Restructure	Buffets, Inc.	08/01/08-08/31/08	291,560.41	Buffets, Inc	20526761	12/03/08	258,613.60	32,946.81

Otterbourg, Steindler, Houston & Rosen, PC	Legal Counsel - Bankruptcy	Unsecured Creditor Committee	01/29/08-02/29/08	533,711.81	Buffets, Inc	112689	04/29/08	523,058.80	10,653.01
Otterbourg, Steindler, Houston & Rosen, PC	Legal Counsel - Bankruptcy	Unsecured Creditor Committee	04/01/08-04/30/08	154,410.95	Buffets, Inc	113146	06/16/08	147,264.00	7,146.95
Otterbourg, Steindler, Houston & Rosen, PC	Legal Counsel - Bankruptcy	Unsecured Creditor Committee	03/01/08-03/31/08	192,913.18	Buffets, Inc	113210	06/20/08	185,289.20	7,623.98
Otterbourg, Steindler, Houston & Rosen, PC	Legal Counsel - Bankruptcy	Unsecured Creditor Committee	05/01/08-05/31/08	99,054.24	Buffets, Inc	20505059	07/15/08	97,218.80	1,835.44
Otterbourg, Steindler, Houston & Rosen, PC	Legal Counsel - Bankruptcy	Unsecured Creditor Committee	01/29/08-02/29/08	133,285.20	Buffets, Inc	20505089	07/16/08	133,285.20
Otterbourg, Steindler, Houston & Rosen, PC	Legal Counsel - Bankruptcy	Unsecured Creditor Committee	04/01/08-04/30/08	34,466.44	Buffets, Inc	20505090	07/16/08	34,466.44
Otterbourg, Steindler, Houston & Rosen, PC	Legal Counsel - Bankruptcy	Unsecured Creditor Committee	03/01/08-03/31/08	46,369.30	Buffets, Inc	20505091	07/16/08	46,369.30
Otterbourg, Steindler, Houston & Rosen, PC	Legal Counsel - Bankruptcy	Unsecured Creditor Committee	06/01/08-06/30/08	117,547.20	Buffets, Inc	20511068	08/18/08	115,896.80	1,650.40
Otterbourg, Steindler, Houston & Rosen, PC	Legal Counsel - Bankruptcy	Unsecured Creditor Committee	07/01/08-07/31/08	269,169.01	Buffets, Inc	20515624	09/19/08	264,772.80	4,396.21
Otterbourg, Steindler, Houston & Rosen, PC	Legal Counsel - Bankruptcy	Unsecured Creditor Committee	08/01/08-08/31/08	174,170.85	Buffets, Inc	20519765	10/21/08	161,367.60	12,803.25
Otterbourg, Steindler, Houston & Rosen, PC	Legal Counsel - Bankruptcy	Unsecured Creditor Committee	05/01/08-05/31/08	24,304.70	Buffets, Inc	20523628	11/17/08	24,304.70
Otterbourg, Steindler, Houston & Rosen, PC	Legal Counsel - Bankruptcy	Unsecured Creditor Committee	06/01/08-06/30/08	28,974.20	Buffets, Inc	20523629	11/17/08	28,974.20
Otterbourg, Steindler, Houston & Rosen, PC	Legal Counsel - Bankruptcy	Unsecured Creditor Committee	07/01/08-07/31/08	66,193.20	Buffets, Inc	20523630	11/17/08	66,193.20
Otterbourg, Steindler, Houston & Rosen, PC	Legal Counsel - Bankruptcy	Unsecured Creditor Committee	09/01/08-09/30/08	123,459.76	Buffets, Inc	20525872	11/24/08	119,482.40	3,977.36

Pachulski Stang Ziehl & Jones	DE Counsel for Otterbourg	Unsecured Creditor Committee	01/29/08-02/29/08	72,023.08	Buffets, Inc	20500947	06/13/08	66,799.00	5,224.08
Pachulski Stang Ziehl & Jones	DE Counsel for Otterbourg	Unsecured Creditor Committee	03/01/08-03/31/08	97,863.52	Buffets, Inc	20501503	06/24/08	83,821.20	14,042.32
Pachulski Stang Ziehl & Jones	DE Counsel for Otterbourg	Unsecured Creditor Committee	04/01/08-04/30/08	82,024.10	Buffets, Inc	20505060	07/15/08	73,343.50	8,680.60
Pachulski Stang Ziehl & Jones	DE Counsel for Otterbourg	Unsecured Creditor Committee	01/29/08-03/31/08	37,655.05	Buffets, Inc	20505061	07/15/08	37,655.05
Pachulski Stang Ziehl & Jones	DE Counsel for Otterbourg	Unsecured Creditor Committee	05/01/08-05/31/08	30,725.21	Buffets, Inc	20511165	08/21/08	28,247.60	2,477.61
Pachulski Stang Ziehl & Jones	DE Counsel for Otterbourg	Unsecured Creditor Committee	06/01/08-06/30/08	29,533.99	Buffets, Inc	20518650	10/06/08	26,114.80	3,419.19
Pachulski Stang Ziehl & Jones	DE Counsel for Otterbourg	Unsecured Creditor Committee	06/01/08-06/30/08	6,528.70	Buffets, Inc	20522690	11/05/08	6,528.70
Pachulski Stang Ziehl & Jones	DE Counsel for Otterbourg	Unsecured Creditor Committee	07/01/08-07/31/08	89,824.26	Buffets, Inc	20522691	11/05/08	79,273.50	10,550.76
Pachulski Stang Ziehl & Jones	DE Counsel for Otterbourg	Unsecured Creditor Committee	05/01/08-05/31/08	7,061.90	Buffets, Inc	20522692	11/05/08	7,061.90
Pachulski Stang Ziehl & Jones	DE Counsel for Otterbourg	Unsecured Creditor Committee	08/01/08-08/31/08	25,372.47	Buffets, Inc	20527221	12/09/08	22,780.20	2,592.27

Paul, Weiss, Rifkind, Wharton & Garrison LLP	Legal Counsel - SEC Matters	Buffets, Inc.	01/22/08-02/29/08	83,294.65	Buffets, Inc	112890	05/20/08	82,660.00	634.65
Paul, Weiss, Rifkind, Wharton & Garrison LLP	Legal Counsel - SEC Matters	Buffets, Inc.	04/01/08-04/30/08	19,877.77	Buffets, Inc	20503938	07/01/08	19,838.00	39.77
Paul, Weiss, Rifkind, Wharton & Garrison LLP	Legal Counsel - SEC Matters	Buffets, Inc.	04/01/08-04/30/08	19,839.50	Buffets, Inc	20505095	07/17/08	19,839.50
Paul, Weiss, Rifkind, Wharton & Garrison LLP	Legal Counsel - SEC Matters	Buffets, Inc.	05/01/08-05/31/08	8,355.09	Buffets, Inc	20511069	08/18/08	8,275.20	79.89
Paul, Weiss, Rifkind, Wharton & Garrison LLP	Legal Counsel - SEC Matters	Buffets, Inc.	06/01/08-06/30/08	5,355.04	Buffets, Inc	20511070	08/18/08	5,326.80	28.24
Paul, Weiss, Rifkind, Wharton & Garrison LLP	Legal Counsel - SEC Matters	Buffets, Inc.	07/01/08-08/31/08	14,183.42	Buffets, Inc	20521841	10/30/08	13,844.80	338.62
Paul, Weiss, Rifkind, Wharton & Garrison LLP	Legal Counsel - SEC Matters	Buffets, Inc.	05/01/08-05/31/08	2,068.80	Buffets, Inc	20521860	10/30/08	2,068.80
Paul, Weiss, Rifkind, Wharton & Garrison LLP	Legal Counsel - SEC Matters	Buffets, Inc.	06/01/08-06/30/08	1,331.70	Buffets, Inc	20521861	10/30/08	1,331.70
Paul, Weiss, Rifkind, Wharton & Garrison LLP	Legal Counsel - SEC Matters	Buffets, Inc.	08/01/08-08/31/08	8,881.76	Buffets, Inc	20526743	12/01/08	8,584.80	296.96

Young Conaway Stargatt & Taylor, LLP	Legal Counsel - Bankruptcy	Buffets, Inc.	01/22/08-02/29/08	674,417.35	Buffets, Inc	112209	04/11/08	646,868.00	27,549.35
Young Conaway Stargatt & Taylor, LLP	Legal Counsel - Bankruptcy	Buffets, Inc.	03/01/08-03/31/08	306,083.05	Buffets, Inc	112892	05/20/08	278,457.28	27,625.77
Young Conaway Stargatt & Taylor, LLP	Legal Counsel - Bankruptcy	Buffets, Inc.	04/01/08-04/30/08	388,759.10	Buffets, Inc	113301	06/24/08	356,481.20	32,277.90
Young Conaway Stargatt & Taylor, LLP	Legal Counsel - Bankruptcy	Buffets, Inc.	05/01/08-05/31/08	212,171.13	Buffets, Inc	20505051	07/14/08	203,499.20	8,671.93
Young Conaway Stargatt & Taylor, LLP	Legal Counsel - Bankruptcy	Buffets, Inc.	01/22/08-02/29/08	161,717.00	Buffets, Inc	20505092	07/16/08	161,717.00
Young Conaway Stargatt & Taylor, LLP	Legal Counsel - Bankruptcy	Buffets, Inc.	03/01/08-03/31/08	100,034.80	Buffets, Inc	20505093	07/16/08	100,034.80
Young Conaway Stargatt & Taylor, LLP	Legal Counsel - Bankruptcy	Buffets, Inc.	04/01/08-04/30/08	89,120.30	Buffets, Inc	20505094	07/16/08	89,120.30
Young Conaway Stargatt & Taylor, LLP	Legal Counsel - Bankruptcy	Buffets, Inc.	06/01/08-06/30/08	220,558.52	Buffets, Inc	20511071	08/18/08	205,977.60	14,580.92
Young Conaway Stargatt & Taylor, LLP	Legal Counsel - Bankruptcy	Buffets, Inc.	07/01/08-07/31/08	194,827.64	Buffets, Inc	20515026	09/18/08	186,097.20	8,730.44
Young Conaway Stargatt & Taylor, LLP	Legal Counsel - Bankruptcy	Buffets, Inc.	08/01/08-08/31/08	219,882.06	Buffets, Inc	20519779	10/22/08	207,017.60	12,864.46
Young Conaway Stargatt & Taylor, LLP	Legal Counsel - Bankruptcy	Buffets, Inc.	05/01/08-05/31/08	50,874.80	Buffets, Inc	20521865	10/30/08	50,874.80
Young Conaway Stargatt & Taylor, LLP	Legal Counsel - Bankruptcy	Buffets, Inc.	06/01/08-06/30/08	51,494.40	Buffets, Inc	20521866	10/30/08	51,494.40
Young Conaway Stargatt & Taylor, LLP	Legal Counsel - Bankruptcy	Buffets, Inc.	07/01/08-07/31/08	46,524.30	Buffets, Inc	20521867	10/30/08	46,524.30
Young Conaway Stargatt & Taylor, LLP	Legal Counsel - Bankruptcy	Buffets, Inc.	09/01/08-09/30/08	193,825.52	Buffets, Inc	20523631	11/17/08	186,771.60	7,053.92

Quinn Emanuel	Legal Counsel - Lease Issues	Buffets, Inc.	03/28/08-05/30/08	239,616.99	Buffets, Inc	20508148	07/31/08	229,797.60	9,819.39
Quinn Emanuel	Legal Counsel - Lease Issues	Buffets, Inc.	06/01/08-06/30/08	167,699.54	Buffets, Inc	20514440	09/09/08	161,104.00	6,595.54
Quinn Emanuel	Legal Counsel - Lease Issues	Buffets, Inc.	06/01/08-06/30/08	40,276.00	Buffets, Inc	20521863	10/30/08	40,276.00
Quinn Emanuel	Legal Counsel - Lease Issues	Buffets, Inc.	05/01/08-05/31/08	57,449.40	Buffets, Inc	20521864	10/30/08	57,449.40
Quinn Emanuel	Legal Counsel - Lease Issues	Buffets, Inc.	07/01/08-07/31/08	166,072.51	Buffets, Inc	20525851	11/21/08	163,847.60	2,224.91
Quinn Emanuel	Legal Counsel - Lease Issues	Buffets, Inc.	08/01/08-08/31/08	54,764.80	Buffets, Inc	20525852	11/21/08	53,684.80	1,080.00

PricewaterhouseCoopers	Advisor - Tax Issues	Buffets, Inc.	FAS109Seminar	1,350.00	Buffets, Inc	20493301	04/29/08	1,350.00
PricewaterhouseCoopers	Advisor - Tax Issues	Buffets, Inc.	2Q-08 provision, 2006/2007 restatement	33,000.00	Buffets, Inc	20496170	05/14/08	33,000.00
PricewaterhouseCoopers	Advisor - Tax Issues	Buffets, Inc.	IN audit response	1,000.00	Buffets, Inc	20496689	05/16/08	1,000.00
PricewaterhouseCoopers	Advisor - Tax Issues	Buffets, Inc.	Buffets/Ryan's federal carryback claims	20,000.00	Buffets, Inc	20510165	08/08/08	20,000.00
PricewaterhouseCoopers	Advisor - Tax Issues	Buffets, Inc.	3Q-08 provision, 2007 restatement	24,500.00	Buffets, Inc	20510165	08/08/08	24,500.00
PricewaterhouseCoopers	Advisor - Tax Issues	Buffets, Inc.	06/17/08-07/31/08	89,922.16	Buffets, Inc	20518015	10/01/08	87,916.00	2,006.16
PricewaterhouseCoopers	Advisor - Tax Issues	Buffets, Inc.	FYE08 provision, F/A deferred tax, Ryan's federal carryback claim	35,000.00	Buffets, Inc	20519006	10/10/08	35,000.00
PricewaterhouseCoopers	Advisor - Tax Issues	Buffets, Inc.	06/17/08-07/31/08	21,979.00	Buffets, Inc	20521862	10/30/08	21,979.00
PricewaterhouseCoopers	Advisor - Tax Issues	Buffets, Inc.	08/01/08-08/31/08	14,271.60	Buffets, Inc	20522693	11/05/08	14,271.60
PricewaterhouseCoopers	Advisor - Tax Issues	Buffets, Inc.	09/01/08-09/30/08	33,880.40	Buffets, Inc	20527208	12/08/08	33,880.40

Total				12,914,806.35				12,293,183.07	621,623.28

In re: Buffets Holdings, Inc. et al	Case No. 08-10141
Debtor	Reporting Period: 11/20/08 - 12/17/08

Buffets Holdings Inc.
PERIOD: 6-09 ENDING:  12/17/2008

	BUFFETS RESTAURANTS HOLDINGS, INC.	ELIMINATIONS	BUFFETS INC.	BUFFETS LEASING	BUFFETS HOLDING	OCB REST CO	OCB REST LEASING	HOMETOWN BUFFET	HTB LEASING CO	RYAN'S ELIM	RYAN'S INC.

TOTAL SALES	-	-	3,019,196	-	-	37,895,238	-	16,498,790	-	-	1,656,371
TOTAL FOOD COST	-	-	1,085,338	-	-	13,519,301	-	5,783,059	-	-	(4,210)
TOTAL LABOR	-	-	919,173	-	-	11,396,003	-	4,714,860	-	-	377,627
OPERATING COSTS	-	-	410,398	906	-	5,312,864	5,588	1,482,567	1,514	-	181,206
OCCUPANCY COSTS	-	-	33,697	44,729	-	4,102,787	461,920	1,797,819	125,767	-	238,664
TOTAL DIR & O/C	-	-	444,095	45,635	-	9,415,652	467,508	3,280,386	127,281	-	419,869

TOTAL RESTAURANT COSTS	-	-	2,448,607	45,635	-	34,330,956	467,508	13,778,306	127,281	-	793,287

RESTAURANT PROFIT (LEVEL 4)	-	-	570,589	(45,635)	-	3,564,282	(467,508)	2,720,484	(127,281)	-	863,084

TOTAL SG&A EXPENSE	158	(50,500)	7,707,162	48,301	-	961,933	4,091	-	-	-	94,940

CLOSED RESTAURANT COSTS		-	-	-	-	(6,107)	3,133	-	-	-	4,192
IMPAIRMENT COSTS	-	-	-	-	-	-	-	30,979	-	-	-
EARNINGS FROM OPERATIONS	-	50,500	(7,136,573)	(93,936)	-	2,608,457	(474,732)	2,689,505	(127,281)	-	763,951

OTHER INCOME (EXPENSE)
FRANCHISE INCOME	-	-	10,961	-	-	-	-	36,763	-	-	-
INTEREST INCOME	-	(2,274)	2,306	-	-	-	-	-	-	-	113
INTEREST EXPENSE	-	2,274	(6,626,837)	-	-	-	-	-	-	-	-
OTHER INCOME (EXPENSE)	-	(50,500)	55,416	-	-	-	-	-	-	-	1,345
LOSS RELATED TO REFINANCING		-	(2,635,410)	-	-	-	-	-	-	-	-
REORGANIZATION COSTS	(325)	-	(5,129,287)	-	-	(42,940)	-	(110,642)	-	-	(1,735)
NET WORTH TAX	-	-	253,276	-	-	-	-	-	-	-	-
INTERCOMPANY	-	(4)	23,099,812	55,018	-	(10,683,917)	351,438	(3,233,361)	100,826	-	(1,523,279)
TOTAL OTHER INCOME (EXPENSE)	(325)	(50,504)	9,030,237	55,018	-	(10,726,857)	351,438	(3,307,240)	100,826	-	(1,523,557)

EARNINGS BEFORE TAX	(483)	(4)	1,893,664	(38,918)	-	(8,118,400)	(123,294)	(617,735)	(26,455)	-	(759,606)

INCOME TAXES	-	-	105,500	-	-	-	-	-	-	-	-
NET EARNINGS (LOSS)	(483)	(4)	1,788,164	(38,918)	-	(8,118,400)	(123,294)	(617,735)	(26,455)	-	(759,606)

Expense, gross	483	N/A	24,652,803	93,936	-	46,019,745	474,732	17,153,287	127,281	-	2,417,434
Expense Allocation (1)	0.00%	N/A	16.90%	0.06%	0.00%	31.55%	0.33%	11.76%	0.09%	0.00%	1.66%

	RYAN'S LEASING	RYAN'S MGMT	FIRE MTN INC.	FIRE MTN LEASING	FIRE MTN MGMT	BIG R PROCURE	TAHOE JOE'S	THJ LEASING	OCB PURCHASING	BUFFETS FRANCHISE	CONSOLIDATED

TOTAL SALES	-	-	37,902,510	-	-	-	2,381,438	-	-	-	99,353,543
TOTAL FOOD COST	-	-	14,838,221	-	-	-	782,832	-	(585,823)	-	35,418,720
TOTAL LABOR	-	154,388	8,281,316	-	3,789,009	-	827,224	-	-	-	30,459,600
OPERATING COSTS	-	964	5,492,255	-	1,000	-	319,127	37	(44,695)	-	13,163,731
OCCUPANCY COSTS	-	-	5,501,028	-	-	-	222,641	16,512	-	-	12,545,563
TOTAL DIR & O/C	-	964	10,993,283	-	1,000	-	541,767	16,549	(44,695)	-	25,709,293

TOTAL RESTAURANT COSTS	-	155,352	34,112,821	-	3,790,009	-	2,151,823	16,549	(630,518)	-	91,587,613

RESTAURANT PROFIT (LEVEL 4)	-	(155,352)	3,789,689	-	(3,790,009)	-	229,616	(16,549)	630,518	-	7,765,930

TOTAL SG&A EXPENSE	-	21,687	309,993	-	570,443	-	145,431	303	84,373	-	9,898,315

CLOSED RESTAURANT COSTS	-	-	(106,019)	-	125,272	-	-	-	-	-
IMPAIRMENT COSTS	-	-	115,544	-	-	-	-	-	-	-	146,522
EARNINGS FROM OPERATIONS	-	(177,039)	3,470,171	-	(4,485,724)	-	84,185	(16,852)	546,145	-	(2,299,222)

OTHER INCOME (EXPENSE)
FRANCHISE INCOME	-	-	-	-	-	-	-	-	-	-	47,724
INTEREST INCOME	-	-	-	-	-	-	-	-	-	-	145
INTEREST EXPENSE	-	-	-	-	-	-	(2,274)	-	-	-	(6,626,837)
OTHER INCOME (EXPENSE)	-	-	4,944	-	-	-	-	-	-	-	11,204
LOSS RELATED TO REFINANCING	-	-	-	-	-	-	-	-	-	-
REORGANIZATION COSTS	-	-	(3,040,053)	-	-	-	(34,470)	-	-	-	(8,359,452)
NET WORTH TAX	-	-	-	-	-	-	-	-	-	-	253,276
INTERCOMPANY	-	-	(10,236,247)	-	-	-	31,024	5,855	2,033,864	(1,029)	-
TOTAL OTHER INCOME (EXPENSE)	-	-	(13,271,356)	-	-	-	(5,720)	5,855	2,033,864	(1,029)	(17,309,350)

EARNINGS BEFORE TAX	-	(177,039)	(9,801,185)	-	(4,485,724)	-	78,465	(10,997)	2,580,009	(1,029)	(19,608,730)

INCOME TAXES	-	-	-	-	-	-	13,200	-	-	-	118,700
NET EARNINGS (LOSS)	-	(177,039)	(9,801,185)	-	(4,485,724)	-	65,265	(10,997)	2,580,009	(1,029)	(19,727,430)

Expense, gross	-	177,039	47,814,657	-	4,485,724	-	2,347,197	16,852	84,373	1,029	145,866,573
Expense Allocation (1)	0.00%	0.12%	32.78%	0.00%	3.08%	0.00%	1.61%	0.01%	0.06%	0.00%	100.00%

(1)	Expense Allocation has been calculated by applying the expenses listed from this statement to the disbursements set forth on MOR 1 (Schedule of Cash Receipts and Disbursements)

In re: Buffets Holdings, Inc. et al	Case No. 08-10141
Debtor	Reporting Period: As of 12/17/08

Buffets Holdings Inc.

PERIOD:  6-09 ENDING:  12/17/2008

	BUFFETS RESTAURANTS HOLDINGS, INC.	ELIMINATIONS	BUFFETS INC.	BUFFETS LEASING	BUFFETS HOLDING	OCB REST CO	OCB REST LEASING	HOMETOWN BUFFET	HTB LEASING CO	RYAN'S ELIM

ASSETS
CURRENT ASSETS
CASH ON HAND - DRAWER	-	-	43,295	-	-	510,276	-	219,057	-	-
TOTAL DEPOSITORY ACCOUNT	-	-	(23,926,542)	-	-	14,259,645	-	7,049,111	-	-
TEMPORARY INVESTMENTS	-	-	1,000,000	-	-	-	-	-	-	-
CASH	-	-	17,403,341	-	34,850	-	-	-	-	-
TOTAL CASH & CASH EQUIVALENTS	-	-	(5,479,906)	-	34,850	14,769,921	-	7,268,168	-	-

RECEIVABLES - LANDLORD	-	-	-	-	-	49,927	-	-	-	-
CREDIT CARD RECEIVABLES	-	-	39,864	-	-	388,403	-	534,752	-	-
INTERCOMPANY	-	-	744,319	(937,261)	(6,189,429)	(26,162,851)	(3,454,863)	23,117,011	(507,845)	-
TOTAL REBATES RECEIVABLE	-	-	20,000	-	-	-	-	-	-	-
ACCOUNTS RECEIVABLE	-	-	609,492	-	-	128,636	-	163,035	-	-
DUE TO/FROM AFFILIATE	311,885	-	83,620	-	(395,505)	-	-	-	-	-

TOTAL RECEIVABLES	311,885	-	1,497,295	(937,261)	(6,584,934)	(25,595,885)	(3,454,863)	23,814,797	(507,845)	-

INVENTORY	-	-	890,198	-	-	11,413,876	-	3,958,634	-	-

TOTAL INVENTORIES	-	-	890,198	-	-	11,413,876	-	3,958,634	-	-

RESTRICTED CASH	-	-	2,099,806	-	-	-	-	-	-	-

EMPLOYEE ADVANCES	-	-	10,610	-	-	-	-	-	-	-
ESCROW DEPOSITS - SHORT TERM	-	-	882,076	-	-	-	-	-	-	-
DEPOSITS - PREFUNDED LC - CURRENT	-	-	22,612,190	-	-	-	-	-	-	-
PREPAID CAR LEASES	-	-	19,938	-	-	23,795	-	-	-	-
PREPAID INSURANCE	-	-	873,744	-	-	-	-	-	-	-
PREPAID RENT	-	-	79,751	-	-	1,064,388	-	462,839	-	-
PREPAID OTHER	-	-	1,479,141	-	-	448,740	-	96,920	-	-
PREPAID ADVERTISING	-	-	6,484,908	-	-	-	-	-	-	-
PREPAID RENT ESCROW	-	-	56	-	-	253,413	-	91,624	-	-
NOTES RECEIVABLE - SHORT TERM	-	-	-	-	-	-	-	-	-	-

TOTAL PREPAID EXPENSES AND OTHER ASSETS	-	-	32,442,414	-	-	1,790,335	-	651,383	-	-

DEFERRED INCOME TAXES - CURRENT	-	-	13,651,000	-	-	-	-	-	-	-
DEFERRED TAX VALUATION ALLOWANCE - CURRENT	-	-	(13,651,000)	-	-	-	-	-	-	-

TOTAL CURRENT ASSETS	311,885	-	31,449,807	(937,261)	(6,550,084)	2,378,247	(3,454,863)	35,692,982	(507,845)	-

CABINET DIVISION INVENTORY	-	-	-	-	-	4,333,744	-	-	-	-
CORPORATE INVENTORY	-	-	75,337	-	-	494,245	-	-	-	-
PROCEEDS OF SALE CLEARING ACCOUNT	-	-	(1,200)	-	-	-	-	-	-	-
CIP - NON SYSTEM	-	-	-	-	-	440,040	-	-	-	-
LAND	-	-	-	-	-	17,000	-	-	-	-
BUILDING	-	-	198,266	-	-	1,125,704	-	-	-	-
ACCUMULATED DEPRECIATION - BUILDING	-	-	(16,635)	-	-	(234,630)	-	-	-	-
LEASEHOLD IMPROVEMENTS	-	-	256,135	-	-	104,821,760	4,837	26,641,990	-	-
ACCUMULATED AMORTIZATION	-	-	(69,581)	-	-	(68,554,623)	(45)	(20,703,590)	-	-
EQUIPMENT	-	-	21,667,664	6,431,714	-	62,219,738	39,789,846	18,110,986	10,703,881	-
ACCUMULATED DEPRECIATION - EQUIPMENT	-	-	(19,901,300)	(3,159,811)	-	(55,188,509)	(15,849,028)	(16,667,650)	(4,809,358)	-
AUTOMOBILE	-	-	20,524	-	-	286,696	-	-	-	-
ACCUMULATED DEPRECIATION - AUTO	-	-	(2,437)	-	-	(128,644)	-	-	-	-
ASSETS TO BE SOLD - PP&E	-	-	-	-	-	554,500	-	-	-	-
ACCUMULATED DEPRECIATION - ASSETS TO BE SOLD	-	-	-	-	-	-	-	-	-	-

TOTAL PROPERTY, PLANT & EQUIPMENT, net	-	-	2,226,773	3,271,903	-	50,187,023	23,945,609	7,381,737	5,894,523	-

GOODWILL	-	-	94,643,627	-	-	-	-	3,218,218	-	-
ACQUISITION COSTS	-	-	-	-	-	-	-	-	-	-

TOTAL GOODWILL	-	-	94,643,627	-	-	-	-	3,218,218	-	-

DEFERRED INCOME TAXES - NON-CURRENT	-	-	80,901,879	-	14,550,000	-	-	-	-	-
DEFERRED TAX VALUATION ALLOWANCE - NON-CURRENT	-	-	(80,901,879)	-	(14,550,000)	-	-	-	-	-

LIQUOR LICENSES	-	-	-	-	-	-	-	-	-	-
LEASEHOLD INTEREST	-	-	-	-	-	774,618	-	-	-	-
RECIPES	-	-	-	-	-	-	-	-	-	-
TRADEMARK	-	-	-	-	-	-	-	-	-	-

TOTAL OTHER INTANGIBLE ASSETS	-	-	-	-	-	774,618	-	-	-	-

PREPAID RENT DEPOSITS	-	-	1,373,371	-	-	16,900	-	4,500	-	-
DEPOSITS	-	-	-	-	-	1,286,399	-	512,811	-	-
DEPOSITS - OTHER LONG TERM	-	-	2,280	-	37,585	3,000	-	-	-	-
INSURANCE LOSS DEPOSITS	-	-	208,764	-	-	-	-	-	-	-
INVESTMENTS IN SUBSIDIARIES	31,045	(281,439,912)	279,434,972	-	-	-	-	2,004,939	-	(462,780,302)
TOTAL DEBT ISSUANCE COSTS	-	-	39,272,249	-	-	-	-	-	-	-
TOTAL ACCUM AMORTIZATION DEBT ISSUANCE COSTS	-	-	(17,098,802)	-	-	-	-	-	-	-
NOTES RECEIVABLE FROM SUBSIDIARIES	-	(149,800,000)	149,800,000	-	-	-	-	-	-	-
TOTAL NOTES RECEIVABLE - LONG TERM	-	-	-	-	-	-	-	-	-	-
SPLIT DOLLAR LIFE INS RECEIVABLE	-	-	-	-	-	-	-	-	-	-

TOTAL OTHER NONCURRENT ASSETS	31,045	(431,239,912)	452,992,835	-	37,585	1,306,299	-	2,522,250	-	(462,780,302)

TOTAL ASSETS	342,930	(431,239,912)	581,313,042	2,334,642	(6,512,499)	54,646,188	20,490,746	48,815,187	5,386,677	(462,780,302)

	RYAN'S INC.	RYAN'S LEASING	RYAN'S MGMT	FIRE MTN INC.	FIRE MTN LEASING	FIRE MTN MGMT	BIG R PROCURE	TAHOE JOE'S	THJ LEASING	OCB PURCHASING	BUFFETS FRANCHISE	CONSOLIDATED

ASSETS
CURRENT ASSETS
CASH ON HAND - DRAWER	20,000	-	-	555,359	-	-	-	26,600	-	-	-	1,374,587
TOTAL DEPOSITORY ACCOUNT	80,252	-	-	7,214,935	-	-	-	59,028	-	-	-	4,736,428
TEMPORARY INVESTMENTS	-	-	-	-	-	-	-	-	-	-	-	1,000,000
CASH	1,186,248	-	-	-	-	-	-	-	-	-	249,379	18,873,819

TOTAL CASH & CASH EQUIVALENTS	1,286,500	-	-	7,770,294	-	-	-	85,628	-	-	249,379	25,984,834

RECEIVABLES - LANDLORD	-	-	-	-	-	-	-	28,870	-	-	-	78,797
CREDIT CARD RECEIVABLES	16,004	-	-	407,361	-	-	-	186,954	-	-	-	1,573,337
INTERCOMPANY	(48,072,788)	(975)	(4,867,449)	121,158,504	4,275	(103,181,980)	(975)	3,533,944	31,597	44,920,069	(133,301)	-
TOTAL REBATES RECEIVABLE	1,602,711	-	-	-	-	-	-	-	-	2,618,610	-	4,241,321
ACCOUNTS RECEIVABLE	39,811	-	-	1,523,095	-	-	-	82,834	-	-	-	2,546,904
DUE TO/FROM AFFILIATE	-	-	-	-	-	-	-	-	-	-	-	-

TOTAL RECEIVABLES	(46,414,262)	(975)	(4,867,449)	123,088,960	4,275	(103,181,980)	(975)	3,832,602	31,597	47,538,678	(133,301)	8,440,359

INVENTORY	479,209	-	-	11,868,322	-	-	-	752,937	-	-	-	29,363,176

TOTAL INVENTORIES	479,209	-	-	11,868,322	-	-	-	752,937	-	-	-	29,363,176

RESTRICTED CASH	-	-	-	-	-	-	-	-	-	-	-	2,099,806

EMPLOYEE ADVANCES	-	-	-	-	-	-	-	-	-	-	-	10,610
ESCROW DEPOSITS - SHORT TERM	-	-	-	-	-	-	-	15,000	-	-	-	897,076
DEPOSITS - PREFUNDED LC - CURRENT	-	-	-	-	-	-	-	-	-	-	-	22,612,190
PREPAID CAR LEASES	424	-	-	7,686	-	-	-	29	-	-	-	51,872
PREPAID INSURANCE	-	-	-	22,517	-	-	-	-	-	-	-	896,261
PREPAID RENT	93,291	-	-	1,683,434	-	-	-	50,774	-	-	-	3,434,476
PREPAID OTHER	20,235	-	-	181,899	-	-	-	159,849	-	9,410	-	2,396,194
PREPAID ADVERTISING	-	-	-	-	-	-	-	-	-	-	-	6,484,908
PREPAID RENT ESCROW	-	-	-	3,222	-	-	-	6,955	-	-	-	355,270
NOTES RECEIVABLE - SHORT TERM	13,104	-	-	-	-	-	-	-	-	-	-	13,104

TOTAL PREPAID EXPENSES AND OTHER ASSETS	127,054	-	-	1,898,759	-	-	-	232,607	-	9,410	-	37,151,962

DEFERRED INCOME TAXES - CURRENT	-	-	-	-	-	-	-	-	-	-	-	13,651,000
DEFERRED TAX VALUATION ALLOWANCE - CURRENT	-	-	-	-	-	-	-	-	-	-	-	(13,651,000)

TOTAL CURRENT ASSETS	(44,521,499)	(975)	(4,867,449)	144,626,335	4,275	(103,181,980)	(975)	4,903,774	31,597	47,548,088	116,078	103,040,138

CABINET DIVISION INVENTORY	-	-	-	-	-	-	-	-	-	-	-	4,333,744
CORPORATE INVENTORY	-	-	-	-	-	-	-	-	-	-	-	569,583
PROCEEDS OF SALE CLEARING ACCOUNT	(927,679)	-	-	927,679	-	-	-	-	-	-	-	(1,200)
CIP - NON SYSTEM	-	-	-	-	-	-	-	-	-	-	-	440,040
LAND	500,000	-	-	8,781,836	-	-	-	-	-	-	-	9,298,836
BUILDING	1,403,433	-	-	2,859,271	-	-	-	-	-	-	-	5,586,674
ACCUMULATED DEPRECIATION - BUILDING	(299,663)	-	-	(363,571)	-	-	-	-	-	-	-	(914,499)
LEASEHOLD IMPROVEMENTS	1,976,022	-	-	13,940,454	-	-	-	11,613,868	-	-	-	159,255,066
ACCUMULATED AMORTIZATION	(228,010)	-	-	(1,905,341)	-	-	-	(4,604,439)	-	-	-	(96,065,629)
EQUIPMENT	3,626,700	-	-	52,853,663	-	-	-	4,572,267	1,433,910	269,128	-	221,679,496
ACCUMULATED DEPRECIATION - EQUIPMENT	(1,185,948)	-	-	(18,871,746)	-	-	-	(3,755,624)	(444,077)	(87,362)	-	(139,920,412)
AUTOMOBILE	-	-	-	7,918	-	-	-	193	-	-	-	315,330
ACCUMULATED DEPRECIATION - AUTO	-	-	-	(3,242)	-	-	-	-	-	-	-	(134,322)
ASSETS TO BE SOLD - PP&E	1,112,500	-	-	14,697,294	-	-	-	-	-	-	-	16,364,294
ACCUMULATED DEPRECIATION - ASSETS TO BE SOLD	-	-	-	(93,632)	-	-	-	-	-	-	-	(93,632)

TOTAL PROPERTY, PLANT & EQUIPMENT, net	5,977,355	-	-	72,830,583	-	-	-	7,826,266	989,833	181,766	-	180,713,370

GOODWILL	18,778,114	-	-	-	-	-	-	-	-	-	-	116,639,959
ACQUISITION COSTS	18,133,818	-	-	-	-	-	-	-	-	-	-	18,133,818

TOTAL GOODWILL	36,911,931	-	-	-	-	-	-	-	-	-	-	134,773,776

DEFERRED INCOME TAXES - NON-CURRENT	-	-	-	-	-	-	-	-	-	-	-	95,451,879
DEFERRED TAX VALUATION ALLOWANCE - NON-CURRENT	-	-	-	-	-	-	-	-	-	-	-	(95,451,879)
												-
LIQUOR LICENSES	-	-	-	-	-	-	-	343,681	-	-	-	343,681
LEASEHOLD INTEREST	55,993	-	-	609,178	-	-	-	-	-	-	-	1,439,790
RECIPES	2,053,208	-	-	-	-	-	-	-	-	-	-	2,053,208
TRADEMARK	56,600,000	-	-	-	-	-	-	-	-	-	-	56,600,000

TOTAL OTHER INTANGIBLE ASSETS	58,709,202	-	-	609,178	-	-	-	343,681	-	-	-	60,436,680

PREPAID RENT DEPOSITS	-	-	-	340,956	-	-	-	8,268	-	-	-	1,743,996
DEPOSITS	52,244	-	-	1,728,311	-	-	-	17,403	-	-	-	3,597,167
DEPOSITS - OTHER LONG TERM	-	-	-	-	-	-	-	-	-	-	-	42,865
INSURANCE LOSS DEPOSITS	15,000	-	-	129,756	-	-	-	-	-	-	-	353,520
INVESTMENTS IN SUBSIDIARIES	462,780,302	-	-	-	-	-	-	-	-	-	-	31,045
TOTAL DEBT ISSUANCE COSTS	-	-	-	-	-	-	-	-	-	-	-	39,272,249
TOTAL ACCUM AMORTIZATION DEBT ISSUANCE COSTS	-	-	-	-	-	-	-	-	-	-	-	(17,098,802)
NOTES RECEIVABLE FROM SUBSIDIARIES	-	-	-	-	-	-	-	-	-	-	-	-
TOTAL NOTES RECEIVABLE - LONG TERM	6,336	-	-	-	-	-	-	-	-	-	-	6,336
SPLIT DOLLAR LIFE INS RECEIVABLE	-	-	-	2,169,580	-	-	-	-	-	-	-	2,169,580

TOTAL OTHER NONCURRENT ASSETS	462,853,881	-	-	4,368,603	-	-	-	25,671	-	-	-	30,117,956

TOTAL ASSETS	519,930,871	(975)	(4,867,449)	222,434,699	4,275	(103,181,980)	(975)	13,099,392	1,021,430	47,729,854	116,078	509,081,919

In re: Buffets Holdings, Inc. et al	Case No. 08-10141
Debtor	Reporting Period: As of 12/17/08

Buffets Holdings Inc.

PERIOD:  6-09 ENDING:  12/17/2008

	BUFFETS RESTAURANTS HOLDINGS, INC.	ELIMINATIONS	BUFFETS INC.	BUFFETS LEASING	BUFFETS HOLDING	OCB REST CO	OCB REST LEASING	HOMETOWN BUFFET	HTB LEASING CO	RYAN'S ELIM
LIABILITIES & SHAREHOLDERS' EQUITY
CURRENT LIABILITIES
ACCOUNTS PAYABLE - PRE-PETITION	-	-	24,424,456	-	-	-	(625)	-	-	-
ACCOUNTS PAYABLE - POST-PETITION	-	-	35,242,922	-	-	-	-	-	-	-
COD CLEARING	-	-	-	-	-	-	-	-	-	-
MISC. ACCRUALS - RESTAURANT LEVEL	-	-	170,163	-	-	3,215,982	-	906,480	-	-
MISC. ACCRUALS - WIS		-	-	-	-	-	-	(1,000)	-	-
MISC. ACCRUALS - CORP LEVEL	-	-	238,373	-	-	(51,823)	-	(995)	-	-
TOTAL ACCOUNTS PAYABLE	-	-	60,075,915	-	-	3,164,159	(625)	904,486	-	-

ACCRUED 401(k)	-	-	954,238	-	-	-	-	-	-	-
ACCRUED PAYROLL	-	-	884,926	-	-	4,168,034	-	1,624,725	-	-
ACCRUED BONUS	-	-	447,502	-	-	-	-	280,003	-	-
ACCRUED PAYROLL TAXES	-	-	260,675	-	-	1,393,034	-	490,443	-	-
ACCRUED VACATION	-	-	6,207,260	-	-	-	-	-	-	-

TOTAL ACCRUED COMPENSATION	-	-	8,754,602	-	-	5,561,068	-	2,395,171	-	-

ACCRUED INSURANCE - AUTO	-	-	16,000	-	-	-	-	-	-	-
WORKERS COMPENSATION PAYABLE		-	14,969,612	-	-	85,286	-	24,936	-	-
ACCRUED INSURANCE - GENERAL LIABILITY	-	-	9,564,086	-	-	-	-	-	-	-
ACCRUED HEALTH_DENTAL_LIFE		-	2,232,726	-	-	-	-	-	-	-
ACCRUED INSURANCE - OTHER	-	-	204,771	-	-	-	-	-	-	-

TOTAL ACCRUED INSURANCE	-	-	26,987,195	-	-	85,286	-	24,936	-	-

ACCRUED PERCENTAGE RENT	-	-	-	-	-	909,763	-	777,297	-	-
ACCRUED INTEREST - SHORT TERM	-	-	25,026,547	-	-	-	-	-	-	-
ACCRUED PROPERTY TAXES	-	-	(56,121)	-	-	2,328,482	-	252,548	-	-
ACCRUED LITIGATION RESERVE		-	8,912,368	-	-	-	-	-	-	-
ACCRUED POSTAGE	-	-	(25)	-	-	4,082	-	-	-	-
ACCRUED ADVERTISING	-	-	4,480,794	-	-	-	-	-	-	-
ACCRUED LIABILITIES - OTHER	-	-	2,437,015	-	-	6,246,795	-	657,745	-	-
DEFERRED INCOME - CURRENT	-	-	27,449	-	-	-	-	-	-	-
GIFT CERTIFICATES/GIFT CARDS	-	-	5,429,796	-	-	(594,692)	-	(1,740,640)	-	-
CASH RECEIPTS SUSPENSE	-	-	169,200	-	-	-	-	-	-	-
LEASE REJECTION CLAIMS RESERVE	-	-	12,605,010	-	-	6,637,533	-	948,696	-	-
SALES/USE TAX PAYABLE	-	-	376,000	4,526	-	3,449,673	14,396	2,036,305	6,733	-
ACCRUED RESTAURANT CLOSING COSTS	-	-	-	-	-	1,985,210	-	-	-	-

TOTAL ACCRUED LIABILITIES	-	-	95,149,829	4,526	-	26,613,199	14,396	5,352,057	6,733	-

INCOME TAXES PAYABLE	-	-	(3,986,334)	-	-	-	-	-	-	-
ESTIMATED INCOME TAXES	-	-	676,119	-	-	-	-	-	-	-

TOTAL INCOME TAXES PAYABLE	-	-	(3,310,215)	-	-	-	-	-	-	-

CURRENT MATURITIES OF LONG-TERM DEBT	-	-	5,300,000	-	-	-	-	-	-	-
SHORT TERM BORROWINGS	-	-	56,300,000	-	-	-	-	-	-	-
SHORT TERM BORROWINGS - PAST DUE INTEREST		-	4,891,577	-	-	-	-	-	-	-
SHORT TERM BORROWINGS - DIP	-	-	72,851,177	-	-	-	-	-	-	-
SHORT TERM BORROWINGS - VENDOR LC DRAWS	-	-	6,258,450	-	-	-	-	-	-	-

TOTAL CURRENT LIABILITIES	-	-	297,516,732	4,526	-	29,777,357	13,771	6,256,543	6,733	-

NOTES PAYABLE TO PARENT	-	(149,800,000)	-	-	-	-	-	-	-	-
SENIOR DEBT - BANK	-	-	518,728,000	-	-	-	-	-	-	-
SENIOR DEBT - PUBLIC	-	-	300,000,000	-	-	-	-	-	-	-

TOTAL LONG-TERM DEBT	-	(149,800,000)	818,728,000	-	-	-	-	-	-	-

ACCRUED RENT	-	-	1,830,048	-	-	14,825,606	-	8,511,683	-	-

DEFERRED INCOME TAX	-	-	22,793,000	-	-	-	-	-	-	-
INCOME TAX PAYABLE - NON-CURRENT	-	-	21,774,000	-	-	-	-	-	-	-

LONG TERM SUBLEASE DEPOSITS	-	-	3,905	-	-	30,000	-	-	-	-
POST RETIREMENT BENEFITS PAYABLE	-	-	18,249	-	-	-	-	-	-	-
TOTAL DEFERRED INCOME	-	-	2,496,226	-	-	641,792	-	2,504,047	-	-

TOTAL OTHER LONG-TERM LIABILITIES	-	-	2,518,380	-	-	671,792	-	2,504,047	-	-

TOTAL NON-CURRENT LIABILITIES	-	(149,800,000)	867,643,428	-	-	15,497,398	-	11,015,731	-	-

TOTAL LIABILITIES	-	(149,800,000)	1,165,160,160	4,526	-	45,274,755	13,771	17,272,274	6,733	-

SHAREHOLDERS' EQUITY
CAPITAL STOCK	32,313	(162)	1	-	31,045	30	-	1	-	(100)
ADDITIONAL PAID IN CAPITAL	754,030	-	-	-	81,601	-	-	-	-	-

CONTRIBUTED CAPITAL	-	(425,693,100)	82,310,523	-	-	131,839,755	-	62,648,728	-	(462,780,202)
INTERCO CONTRIBUTIONS (DISTRIBUTIONS)	-	(570,342)	394,189,753	3,638,913	(5,863,335)	80,660,733	28,199,136	(289,439,326)	7,181,153	(29,477,421)
DIVIDENDS PAID (INTERCO)	-	309,534,343	(308,760,577)	-	(773,766)	-	-	-	-	-
DIVIDENDS RECEIVED (INTERCO)	-	(164,575,190)	773,766	-	163,801,424	-	-	-	-	-

ACCUM OTHER COMPREHENSIVE INCOME	-	-	(14,552)	-	-	-	-	-	-	-

DIVIDENDS PAID TO SHAREHOLDERS	-	-	-	-	(101,164,801)	-	-	-	-	210,000,000
RETAINED EARNINGS	(442,929)	(135,461)	(711,340,435)	(1,016,471)	(62,624,017)	(191,698,332)	(6,611,002)	256,013,136	(1,515,156)	(180,522,579)
LEVEL 8 PROFIT/LOSS	(483)	-	(41,005,597)	(292,327)	(650)	(11,430,753)	(1,111,158)	2,320,375	(286,053)	-

RETAINED EARNINGS	(443,412)	(135,461)	(752,346,031)	(1,308,798)	(163,789,468)	(203,129,085)	(7,722,160)	258,333,511	(1,801,209)	29,477,421

TOTAL SHAREHOLDERS' EQUITY	342,930	(281,439,912)	(583,847,118)	2,330,116	(6,512,499)	9,371,433	20,476,975	31,542,913	5,379,944	(462,780,302)

TOTAL LIABILITIES & S/E	342,930	(431,239,912)	581,313,042	2,334,642	(6,512,499)	54,646,188	20,490,746	48,815,187	5,386,677	(462,780,302)

	RYAN'S INC.	RYAN'S LEASING	RYAN'S MGMT	FIRE MTN INC.	FIRE MTN LEASING	FIRE MTN MGMT	BIG R PROCURE	TAHOE JOE'S	THJ LEASING	OCB PURCHASING	BUFFETS FRANCHISE	CONSOLIDATED
LIABILITIES & SHAREHOLDERS' EQUITY
CURRENT LIABILITIES
ACCOUNTS PAYABLE - PRE-PETITION	-	-	-	51,877	-	-	-	-	-	-	-	24,475,709
ACCOUNTS PAYABLE - POST-PETITION	-	-	-	-	-	-	-	-	-	-	-	35,242,922
COD CLEARING	-	-	-	(6,942)	-	-	-	-	-	-	-	(6,942)
MISC. ACCRUALS - RESTAURANT LEVEL	469,059	-	-	4,103,244	-	-	-	105,949	-	-	-	8,970,878
MISC. ACCRUALS - WIS	-	-	-	-	-	-	-	-	-	-	-	(1,000)
MISC. ACCRUALS - CORP LEVEL	4,497,098	-	-	-	-	-	-	-	-	-	-	4,682,653
TOTAL ACCOUNTS PAYABLE	4,966,157	-	-	4,148,179	-	-	-	105,949	-	-	-	73,364,220

ACCRUED 401(k)	-	-	-	-	-	-	-	-	-	-	-	954,238
ACCRUED PAYROLL	257,538	-	47,308	2,904,679	-	1,189,041	-	406,543	-	22,633	-	11,505,427
ACCRUED BONUS	188,974	-	-	-	-	-	-	8,609	-	-	-	925,089
ACCRUED PAYROLL TAXES	27,588	-	18,951	982,832	-	546,308	-	34,652	-	9,503	-	3,763,986
ACCRUED VACATION	1,245,526	-	-	-	-	-	-	-	-	-	-	7,452,787

TOTAL ACCRUED COMPENSATION	1,719,626	-	66,260	3,887,510	-	1,735,349	-	449,804	-	32,136	-	24,601,526

ACCRUED INSURANCE - AUTO	-	-	-	-	-	-	-	-	-	-	-	16,000
WORKERS COMPENSATION PAYABLE	7,762,405	-	-	-	-	-	-	-	-	-	-	22,842,238
ACCRUED INSURANCE - GENERAL LIABILITY	6,339,108	-	-	-	-	-	-	-	-	-	-	15,903,193
ACCRUED HEALTH_DENTAL_LIFE	-	-	-	820,042	-	-	-	-	-	-	-	3,052,768
ACCRUED INSURANCE - OTHER	-	-	-	-	-	-	-	-	-	-	-	204,771

TOTAL ACCRUED INSURANCE	14,101,512	-	-	820,042	-	-	-	-	-	-	-	42,018,971

ACCRUED PERCENTAGE RENT	-	-	-	-	-	-	-	-	-	-	-	1,687,060
ACCRUED INTEREST - SHORT TERM	-	-	-	-	-	-	-	-	-	-	-	25,026,547
ACCRUED PROPERTY TAXES	645,877	-	-	7,061,765	-	-	-	(15,571)	-	-	-	10,216,979
ACCRUED LITIGATION RESERVE	810,356	-	-	-	-	-	-	-	-	-	-	9,722,724
ACCRUED POSTAGE	-	-	-	(74)	-	-	-	(558)	-	-	-	3,425
ACCRUED ADVERTISING	-	-	-	-	-	-	-	-	-	-	-	4,480,794
ACCRUED LIABILITIES - OTHER	561	-	-	1,598,153	-	2,377	-	139,510	-	-	-	11,082,156
DEFERRED INCOME - CURRENT	20,930	-	-	-	-	-	-	-	-	-	-	48,378
GIFT CERTIFICATES/GIFT CARDS	259,400	-	-	1,051,426	-	-	-	1,083,116	-	-	-	5,488,405
CASH RECEIPTS SUSPENSE	-	-	-	-	-	-	-	-	-	-	-	169,200
LEASE REJECTION CLAIMS RESERVE	821,369	-	-	33,350,203	-	-	-	580,489	-	-	-	54,943,300
SALES/USE TAX PAYABLE	43,567	-	-	4,315,588	-	(151)	-	308,071	1,060	-	-	10,555,769
ACCRUED RESTAURANT CLOSING COSTS	-	-	-	205,392	-	-	-	-	-	-	-	2,190,602

TOTAL ACCRUED LIABILITIES	18,423,199	-	66,260	52,290,006	-	1,737,575	-	2,544,861	1,060	32,136	-	202,235,835

INCOME TAXES PAYABLE	-	-	-	-	-	-	-	-	-	-	-	(3,986,334)
ESTIMATED INCOME TAXES	-	-	-	-	-	-	-	-	-	-	-	676,119

TOTAL INCOME TAXES PAYABLE	-	-	-	-	-	-	-	-	-	-	-	(3,310,215)

CURRENT MATURITIES OF LONG-TERM DEBT	-	-	-	-	-	-	-	-	-	-	-	5,300,000
SHORT TERM BORROWINGS	-	-	-	-	-	-	-	-	-	-	-	56,300,000
SHORT TERM BORROWINGS - PAST DUE INTEREST	-	-	-	-	-	-	-	-	-	-	-
SHORT TERM BORROWINGS - DIP	-	-	-	-	-	-	-	-	-	-	-	72,851,177
SHORT TERM BORROWINGS - VENDOR LC DRAWS	-	-	-	-	-	-	-	-	-	-	-	6,258,450

TOTAL CURRENT LIABILITIES	23,389,356	-	66,260	56,438,185	-	1,737,575	-	2,650,810	1,060	32,136	-	417,891,044

NOTES PAYABLE TO PARENT	149,800,000	-	-	-	-	-	-	-	-	-	-	-
SENIOR DEBT - BANK	-	-	-	-	-	-	-	-	-	-	-	518,728,000
SENIOR DEBT - PUBLIC	-	-	-	-	-	-	-	-	-	-	-	300,000,000

TOTAL LONG-TERM DEBT	149,800,000	-	-	-	-	-	-	-	-	-	-	818,728,000

ACCRUED RENT	794,334	-	-	18,517,869	-	-	-	1,086,035	-	-	-	45,565,575

DEFERRED INCOME TAX	-	-	-	-	-	-	-	-	-	-	-	22,793,000
INCOME TAX PAYABLE - NON-CURRENT	-	-	-	-	-	-	-	-	-	-	-	21,774,000

LONG TERM SUBLEASE DEPOSITS	-	-	-	-	-	-	-	-	-	-	-	33,905
POST RETIREMENT BENEFITS PAYABLE	-	-	-	-	-	-	-	-	-	-	-	18,249
TOTAL DEFERRED INCOME	-	-	-	-	-	-	-	-	-	-	-	5,642,065

TOTAL OTHER LONG-TERM LIABILITIES	-	-	-	-	-	-	-	-	-	-	-	5,694,219

TOTAL NON-CURRENT LIABILITIES	150,594,334	-	-	18,517,869	-	-	-	1,086,035	-	-	-	914,554,794

TOTAL LIABILITIES	173,983,690	-	66,260	74,956,053	-	1,737,575	-	3,736,846	1,060	32,136	-	1,332,445,838

SHAREHOLDERS' EQUITY
CAPITAL STOCK	100	-	-	100	-	-	-	10	-	10	10	63,358
ADDITIONAL PAID IN CAPITAL	-	-	-	-	-	-	-	-	-	-	-	835,631

CONTRIBUTED CAPITAL	146,398,859	-	-	462,780,202	-	-	-	1,299,126	-	946,118	249,990	-
INTERCO CONTRIBUTIONS (DISTRIBUTIONS)	206,772,441	75	2,074,806	(132,842,099)	315	39,327,635	-	9,056,847	1,407,405	(314,375,706)	59,020	-
DIVIDENDS PAID (INTERCO)	-	-	-	-	-	-	-	-	-	-	-	-
DIVIDENDS RECEIVED (INTERCO)	-	-	-	-	-	-	-	-	-	-	-	-

ACCUM OTHER COMPREHENSIVE INCOME	-	-	-	14,552	-	-	-	-	-	-	-	-

DIVIDENDS PAID TO SHAREHOLDERS	-	-	-	(210,000,000)	-	-	-	-	-	-	-	(101,164,801)
RETAINED EARNINGS	(3,214,789)	(400)	(5,823,715)	49,541,980	4,610	(116,007,105)	(325)	(838,756)	(302,839)	346,535,628	(166,682)	(630,165,639)
LEVEL 8 PROFIT/LOSS	(4,009,431)	(650)	(1,184,800)	(22,016,090)	(650)	(28,240,084)	(650)	(154,682)	(84,195)	14,591,669	(26,260)	(92,932,467)

RETAINED EARNINGS	(7,224,220)	(1,050)	(7,008,515)	(182,474,109)	3,960	(144,247,189)	(975)	(993,438)	(387,034)	361,127,297	(192,942)	(824,262,907)

TOTAL SHAREHOLDERS' EQUITY	345,947,181	(975)	(4,933,709)	147,478,646	4,275	(104,919,555)	(975)	9,362,546	1,020,370	47,697,719	116,078	(823,363,919)

TOTAL LIABILITIES & S/E	519,930,871	(975)	(4,867,449)	222,434,699	4,275	(103,181,980)	(975)	13,099,392	1,021,430	47,729,854	116,078	509,081,919

In re: Buffets Holdings, Inc. et al	Case No. 08-10141
Debtor	Reporting Period: 11/20/08 - 12/17/08

STATUS OF POSTPETITION TAXES (MOR 4)

I hereby certify that the debtor and all affiliated debtors have paid all taxes due from January 22, 2008, the petition date, through December 17, 2008, the end of this reporting period.

A. Keith Wall, CFO

SUMMARY OF UNPAID DEBTS (MOR 4)
In thousands

	Number of Days Past Due
(in thousands)	Current	0-30	31-60	61-90	Over 90	Total
Accounts Payable	48,889
Accrued Compensation	24,602
Accrued Worker's Compensation	22,842
Accrued Sales, Use and Property Taxes	20,773
Accrued Insurance	19,177
Accrued Interest	25,027
Accrued Litigation Reserve	9,723
Unearned revenue (gift cards/certificates)	5,488
Accrued Legal and Consulting Fees	5,567
Closed Restaurant Reserve	2,191
Accrued Percentage Rent	1,687
Lease Rejection Claims Reserve	54,943
Accrued Other	10,215
Income Taxes Payable	676
Total Debts	251,800

Explain how and when the Debtor intends to pay any past-due debts.
The Debtors intend to pay all valid postpetition obligations as and when they come due.

In re: Buffets Holdings, Inc. et al	Case No. 08-10141
Debtor	Reporting Period.: 11/20/08 - 12/17/08

MOR 5

Accounts Receivable Aging	Amount
0 - 30 days old	7,402,626
31 - 60 days old	557,960
61 - 90 days old	-
91+ days old	479,774
Total Accounts Receivable	8,440,359
Amount considered uncollectible (Bad Debt)	-
Accounts Receivable (Net)	8,440,359

Aged receivables relate primarily to vendor rebates and vending machine income.

DEBTOR QUESTIONNAIRE

Must be completed each month	Yes	No
1. Have any assets been sold or transferred outside the normal course of business this reporting period? If yes, provide an explanation below.		X
2. Have any funds been disbursed from any account other than a debtor in possession account this reporting period? If yes, provide an explanation below.		X
3. Have all postpetition tax returns been timely filed? If no, provide an explanation below.	X
4. Are workers compensation, general liability and other necessary insurance coverages in effect? If no, provide an explanation below.	X
5. Has any bank account been opened during the reporting period? If yes, provide documentation identifying the opened account(s). If an investment account has been opened provide the required documentation pursuant to the Delaware Local Rule 4001-3.
X